UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 16, 2009
(Date of report; date of
earliest event reported)

Commission file number: 1-3754

GMAC INC.
(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

200 Renaissance Center
P.O. Box 200  Detroit, Michigan
48265-2000
(Address of principal executive offices)
(Zip Code)

(313) 556-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On October 16, 2009, a subsidiary of GMAC Inc. (“GMAC”) reached an agreement to sell GMAC’s U.S. consumer property and casualty insurance business to American Capital Acquisition Corporation.  This agreement follows a comprehensive strategic review of GMAC’s broader insurance business, which includes GMAC’s U.S. automobile, commercial vehicle, motorcycle and recreational vehicle insurance offerings.  The dealer-related insurance business, which includes extended service contracts and insurance for auto dealer inventories, is not affected by this transaction and remains a strategic component of GMAC’s insurance platform.  The closing of the transaction is subject to regulatory approval and other customary closing conditions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMAC Inc.
(Registrant)

Dated: October 19, 2009	/S/ David J. DeBrunner
David J. DeBrunner
Vice President, Chief Accounting Officer and
Controller